Exhibit 10.5



                                 SIXTH AMENDMENT

     THIS SIXTH AMENDMENT (this "Amendment") dated as of April 4, 2001, to the Credit Agreement referenced below, is by and among C&D Technologies, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto, and Bank of America, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

     WHEREAS, a $220 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of March 1, 1999 (as amended and modified from time to time, the "Credit Agreement") among the Borrower, the Subsidiaries of the Borrower identified as "Guarantors" therein, the Lenders identified therein and the Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.    AMENDMENTS. In Section 8.1 of the Credit Agreement, clauses (j) and
(k) thereof are renumbered as clause (k) and (l) thereof, and a new clause (j) is added thereto to read as follows:

          (j) Indebtedness of C&D Holdings Limited, a company formed under the laws of the United Kingdom, of up to Twenty Million British Pounds Sterling under an unsecured revolving credit facility;

     2. COVENANTS. The Borrower covenants and agrees that (a) the Borrower will cause C&D Holdings Limited, a company formed under the laws of the United Kingdom ("UK Newco"), to repay in full the intracompany loan owing by UK Newco to C&D International Investment Holdings, Inc., a Delaware corporation ("US Newco"), in the amount of Twenty Million British Pounds Sterling with the initial borrowing under the unsecured revolving credit facility entered into by UK Newco and certain lenders, (b) the Borrower will cause US Newco to loan or otherwise distribute Twenty Million British Pounds Sterling to the Borrower promptly upon receipt by US Newco of such amount from UK Newco; and (c) the Borrower will repay the outstanding Loans in a dollar amount equivalent to Twenty Million British Pounds Sterling promptly upon receipt by the Borrower of such amount from US Newco.

     3. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby affirm that the representations and warranties set forth in the Credit Documents are true and correct as of the date hereof after giving effect to this Amendment (except those which expressly relate to an earlier period).

     4. REAFFIRMATION OF GUARANTY. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

     5. NO OTHER CHANGES. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including the schedules and exhibits thereto) shall remain in full force and effect.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     7. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Sixth Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                C&D TECHNOLOGIES, INC.,
                          a Delaware corporation

                          By:   /s/ Stephen E. Markert, Jr.
                                  --------------------------
                          Name:   Stephen E. Markert, Jr.
                          Title:  Chief Financial Officer

GUARANTORS:      C&D CHARTER HOLDINGS, INC.,
                          a Delaware corporation
                          C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation

                          By:   /s/ Robert T. Marley
                                   --------------------------
                          Name:   Robert T. Marley
                          Title:  Vice President and Treasurer

                           [Signature Pages Continue]

LENDERS:                 BANK OF AMERICA, N.A.,
-------
                         individually in its capacity as a Lender and in its capacity as Administrative Agent

                         By: /s/ Robert M. Searson
                             -------------------------
                         Name: Robert M. Searson
                         Title:  SVP

                         MELLON BANK, N.A.

                         By:
                             -------------------------
                         Name:
                         Title:

                         COMERICA BANK

                         By: /s/ Robert P. Wilson
                             -------------------------
                         Name: Robert P. Wilson
                         Title: Assistant Vice President

                         BANK ONE, NA
                         (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)

                         By: /s/ Andrea S. Kantor
                             --------------------------
                         Name: Andrea S. Kantor
                         Title: First VP

                         ALLFIRST BANK
                         By:
                            ---------------------------
                         Name:
                         Title:

                         THE BANK OF NEW YORK

                         By: /s/ Linda Mae Coppa
                             --------------------------
                         Name: Linda Mae Coppa
                         Title:   Vice President

                         LASALLE NATIONAL BANK

                         By: /s/ Stephen L. Mayor
                             --------------------------
                         Name: Stephen L. Mayor
                         Title: First Vice President

                           [Signature Pages Continue]

                         FIRST UNION NATIONAL BANK

                         By: /s/ Eric C. Tan
                             -------------------------
                         Name: Eric C. Tan
                         Title:  Vice President

                         PNC BANK, NATIONAL ASSOCIATION

                         By: /s/ Frank A. Pugliese
                             -------------------------
                         Name: Frank A. Pugliese
                         Title: Vice President

                         THE CHASE MANHATTAN BANK

                         By:
                           ---------------------------
                         Name:
                         Title:

                         FLEET NATIONAL BANK

                         By:/s/ Stacey A. Hamilton
                            --------------------------
                         Name: Stacey A. Hamilton
                         Title: Vice President